                                                                   EXHIBIT 99.17

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            Through November 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------------
Nicholas J. Davison
Senior Vice President



/s/ Randal L. Talcott
------------------------------------
Randal L. Talcott
Vice President - Finance

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

                                    CONTENTS

Attachment I             Summary of Bank and Investment Accounts
Attachment 2             Schedule of Receipts and Disbursements
Attachment 3             Bank and Investment Account Statements
Attachment 4             Income Statement
Attachment 5             Balance Sheet
Attachment 6             Summary of Due To/Due From Intercompany Accounts
Attachment 7             Accounts Receivable Aging
Attachment 8             Accounts Payable Detail
Attachment 9             Notes to November Monthly Operating Report

                                             Summary Of Bank And Investment Accounts                                Attachment 1
                                               Cruise America Travel. Incorporated
 SUMMARY                                             Case No: 01-10966 (EIK)                                           Unaudited
 CRUISE AMERICA TRAVEL, INC.              For. Period Of 23 October - 30 November, 2001

                                             Balances
                                  --------------------------------   Receipts &        Bank
                                      Opening          Closing       Disbursements     Statements           Account
Account                           As Of 10/23/01    As Of 11/30/01   Included          Included             Reconciled
-------                           --------------    --------------   -------------     ----------           ----------
No Bank Or Investment                   NA              NA             NA               NA                  NA
Accounts

                                                    Receipts & Disbursements                                        Attachment 2
                                               Cruise America Travel, Incorporated
Summary                                              Case No: 01-10966 (EIK)
Cruise America Travel, Inc.               For Period Of 23 October - 30 November, 200_1
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                           Concentration & Investment Account Statements                             Attachment 3
                                                Cruise America Travel. Incorporated
Summary                                                Case No: 01-10966 (EIK)
Cruise America Travel, Inc.                 For Period Of 23 October - 30 November, 2001
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

currency USD
 Company=29 (CAT - DQSC)

                                                             PTD-Actual
                                                             NOV-01
                                                             -------------
Revenue
  Gross Revenue                                                 119,783.99
  Allowances                                                          0.00
                                                             -------------
  Net Revenue                                                   119,783.99
Operating Expenses
  Air                                                           165,029.90
  Hotel                                                          18,984.72
  Commissions                                                         0.00
  Onboard Expenses                                                    0.00
  Passenger Expenses                                                  0.00
  Vessel Expenses                                                     0.00
  Layup/Drydock Expense                                               0.00
  Vessel Insurance                                                    0.00
                                                             -------------
  Total Operating Expenses                                      184,014.62
                                                             -------------
  Gross Profit                                                  (64,230.63)
SG&A Expenses
  General and Admin Expenses                                     (1,110.86)
    Sales & Marketing                                                 0.00
    Pre-Opening Costs                                                 0.00
                                                             -------------
  Total SG&A Expenses                                             1,110.86)
                                                             -------------
   EBITDA                                                       (63,119.77)
   Depreciation                                                       0.00
                                                             -------------
   Operating Income                                             (63,119.77)
   Other Expense/(Income)
   Interest Income                                                    0.00
   Interest Expense                                                   0.00
   Equity in Earnings for Sub                                         0.00
                                                             -------------
   Total Other Expense/(Income)                                       0.00
                                                             -------------
   Net Pretax Income/(Loss)                                     (63,119.77)
                                                             -------------
   Income Tax Expense                                                 0.00
                                                             -------------
   Net Income/(Loss)                                            (63,119.77)
                                                             -------------

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

currency USD
 Company-39 (CAT - DQCV)

                                                                 PTD-Actual
                                                                 NOV-01
                                                                 ----------
Revenue
 Gross Revenue                                                        0.00
  Allowances                                                          0.00
                                                                  --------
 Net Revenue                                                          0.00
Operating Expenses
   Air                                                                0.00
   Hotel                                                           (931.20)
   Commissions                                                        0.00
   Onboard Expenses                                                   0.00
   Passenger Expenses                                                 0.00
   Vessel Expenses                                                    0.00
   Layup/Drydock Expense                                              0.00
   Vessel Insurance                                                   0.00
                                                                  --------
   Total Operating Expenses                                        (931.20)
                                                                  --------
   Gross Profit                                                     931.20
SG&A Expenses
    Sales & Marketing                                                 0.00
    Pre-Opening Costs                                                 0.00
                                                                  --------
   Total SG&A Expenses                                                0.00
                                                                  --------
   EBITDA
                                                                    931.20
   Depreciation                                                       0.00
                                                                  --------
   Operating Income                                                 931.20
   Other Expense/(Income)
   Interest Income                                                    0.00
   Interest Expense                                                   0.00
   Equity in Earnings for Sub                                         0.00
                                                                  --------
   Total Other Expense/(Income)                                       0.00
                                                                  --------
   Net Pretax Income/(Loss)                                         931.20
                                                                  --------
   Income Tax Expense                                                 0.00
                                                                  --------
   Net Income/(Loss)                                                931.20

                                                                    Attachment 5

currency USD
 Company=29 (CAT - DQSC)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

                                                                    YTD-Actual         YTD-Actual
                                                                      NOV-01             OCT-01
                                                                   ------------   -------------------
ASSETS
 Cash and Equivalent                                                       0.00                  0.00
 Restricted Cash                                                           0.00                  0.00
 Marketable Securities                                                     0.00                  0.00
 Accounts Receivable                                                       0.00             19,582.06
 Inventories                                                               0.00                  0.00
                                                                   ------------   -------------------
 Prepaid Expenses                                                   453, 616.48   Note 2 565, 863 .67
 Other Current Assets                                                      0.00                  0.00
        Total Current Assets                                         453,616.48            585,445.73
 Fixed Assets                                                              0.00                  0.00
 Accumulated Depreciation                                                  0.00                  0.00
                                                                   ------------   -------------------
        Net Fixed Assets                                                   0.00                  0.00
 Net Goodwill                                                              0.00                  0.00
 Intercompany Due To/From                                          4,592,196.31          4,474,118.72
 Net Deferred Financing Fees                                               0.00                  0.00
 Net Investment in Subsidiaries                                            0.00                  0.00
 Other Non Current Assets                                                  0.00                  0.00
                                                                   ------------   -------------------
        Total Other Assets                                         4,592,196.31          4,474,118.72
                                                                   ------------   -------------------
        Total Assets                                               5,045,812.79          5,059,564.45
                                                                   ------------   -------------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01
currency USD
 Company=29 (CAT - DQSC)

                                                                    YTD-Actual        YTD-Actual
                                                                      NOV-01            OCT-01
                                                                   ------------   -------------------
LIABILITIES
 Accounts Payable                                                          0.00                  0.00
 Accrued Liabilities                                                  49,368.11                  0.00
 Deposits                                                                  0.00                  0.00
                                                                   ------------   -------------------
     Total Current Liabilities                                        49,368.11                  0.00
 Long Term Debt                                                            0.00                  0.00
 Other Long Term Liabilities                                       1,591,053.16   Note 1 1,591,053.16
                                                                   ------------   -------------------
     Total Liabilities                                             1,640,421.27-         1,591,053.16
OTHER
 Liabilities Subject to Compromise                                     5,731.15              5,731.15
                                                                   ------------   -------------------
     Total Other                                                       5,731.15              5,731.15
OWNER'S EQUITY
 Common Stock                                                              0.00                  0.00
 Add'1 Paid In Capital                                                50,000.00             50,000.00
 Current Net Income (Loss)                                           528,406.83            591,526.60
 Retained Earnings                                                 2,821,253.54          2,821,253.54
                                                                   ------------   -------------------
     Total Owner's Equity                                          3,399,660.37          3,462,780.14
                                                                   ------------   -------------------
     Total Liabilities & Other &                                   5,045,812.79          5,059,564.45
                                                                   ------------   -------------------

                  AMCV US SET OF BOOKS Date: 21-JAN-02 15:10:29
                              BALANCE SHEET Page: 1
                             Current Period: NOV-01

currency USD
 Company=39 (CAT - DQCV)

                                                         YTD-Actual                 YTD-Actual
                                                           NOV-01                    OCT-01
                                                         ----------                 ----------
ASSETS
 Cash and Equivalent                                           0.00                       0.00
 Restricted Cash                                               0.00                       0.00
 Marketable securities                                         0.00                       0.00
 Accounts Receivable                                           0.00                  48,729.89
 Inventories                                                   0.00                       0.00
 Prepaid Expenses                                         10,543.86                  31,004.21
 Other Current Assets                                          0.00                       0.00
                                                         ----------                 ----------
        Total Current Assets                              10,543.86                  79,734.10
 Fixed Assets                                                  0.00                       0.00
 Accumulated Depreciation                                      0.00                       0.00
                                                         ----------                 ----------
        Net Fixed Assets                                       0.00                       0.00
 Net Goodwill                                                  0.00                       0.00
 Intercompany Due To/From                                143,689.37                  73,567.93
 Net Deferred Financing Fees                                   0.00                       0.00
 Net Investment in Subsidiaries                                0.00                       0.00
 Other Non Current Assets                                      0.00                       0.00
                                                         ----------                 ----------
        Total Other Assets                               143,689.37                  73,567.93
                                                         ----------                 ----------
        Total Assets                                     154,233.23                 153,302.03
                                                         ----------                 ----------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

currency USD
 Company=39 (CAT - DQCV)

                                                         YTD-Actual                 YTD-Actual
                                                           NOV-01                    OCT-01
                                                         ----------                 ----------
LIABILITIES
 Accounts Payable                                              0.00                      0.00
 Accrued Liabilities                                           0.00                      0.00
 Deposits                                                      0.00                      0.00
                                                         ----------                ----------
        Total Current Liabilities                              0.00                      0.00
 Long Term Debt                                                0.00                      0.00
 Other Long Term Liabilities                                   0.00                      0.00
                                                         ----------                ----------
 Total Liabilities                                             0.00                      0.00
OTHER
 Liabilities Subject to Compromise                             0.00                      0.00
                                                         ----------                ----------
        Total other                                            0.00                      0.00
OWNER'S EQUITY
 Common Stock                                                  0.00                      0.00
 Add'1 Paid In Capital                                         0.00                      0.00
 Current Net Income (Loss)                               154,233.23                153,302.03
 Retained Earnings                                             0.00                      0.00
                                                         ----------                ----------
        Total Owner's Equity                             154,233.23                153,302.03
                                                         ----------                ----------
 Total Liabilities & Other &                             154,233.23                153,302.03
                                                         ----------                ----------

                                                                    Attachment 6

                  Cruise America Travel, Incorporated 01-10966
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                                   BEGINNING                                              ENDING
AFFILIATE NAME                                     CASE NUMBER      BALANCE             DEBITS           CREDITS         BALANCE
--------------                                     -----------   -------------      ------------     ------------     ------------
American Classic Voyages Co.                         01-10954       182,033.33        436,307.42       249,653.96       368,686.79
AMCV Cruise Operations, Inc.                         01-10967    (3,661,928.67)       388,129.19       431,016.21     (3,704,815.69)
The Delta Queen Steamboat Co.                        01-10970        27,102.01                --       215,893.89      (188,791.88)
Great AQ Steamboat, L.L.C                            01-10960     3,165,198.27                --               --     3,165,198.27
Great Pacific NW Cruise Line L.L.C                   01-10977       674,733.24                --               --       674,733.24
Great River Cruise Line, L.L.C                       01-10963       983,430.47        585,017.82       395,667.00     1,172,781.29
Great Ocean Cruise Line, L.L.C                       01-10959     2,952,311.23                                 --     2,952,311.23
Cape Cod Light, L.L.C                                01-10962         2,706.08                                 --         2,706.08
Cape May Light, L.L.C                                01-10961        11,238.11                --               --        11,238.11
Cruise America Travel, Incorporated (Footnote #)     01-10966        79,852.06                                 --        79,852.06
Oceanic Ship Co.                                          NIA         6,631.08                                 --         6,631.08
Cat II, Inc. (Footnote #)                            01-10968         9,226.87            755.22               --         9,982.09
Ocean Development Co.                                01-10972        15,996.19                --               --        15,996.19
American Hawaiian Properties Corporation             01-10976         1,126.92                --               --         1,126.92
Great Independence Ship Co.                          01-10969        16,321.27                                 --        16,321.27
Cat 11, Inc.                                         01-10968         8,140.26             99.00               --         8,239.26
                                                                  ----------------------------------------------------------------
                                                                  4,474,118.72      1,410,308.65     1,292,231.06     4,592,196.31
                                                                  ================================================================

American Classic Voyages Co.                         01-10954      (575,916.63)        69,190.24               --      (506,726.39)
AMCV Cruise Operations, Inc.                         01-10967      (317,202.90)        70,121.44        69,190.24      (316,271.70)
The Delta Queen Steamboat Co.                        01-10970          (340.16)               --               --          (340.16)
Cruise America Travel, Incorporated                  01-10966       (79,852.06)               --               --       (79,852.06)
Cape May Light, L.L.C                                01-10961     1,041,967.50                --               --     1,041,967.50
Cat II, Inc. (Footnote # )                           01-10968         2,304.18                                 --         2,304.18
Cat II, Inc.                                         01-10968         2,608.00                --               --         2,608 00
                                                                  ----------------------------------------------------------------
                                                                     73,567.93        139,311.68        69,190.24       143,689.37
                                                                  ================================================================

                           Cruise America Travel, Inc.

                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001

                                  Attachment 7

                                 Not Applicable

                           Cruise America Travel, Inc.

                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       And
            For the Period October 23, 2001 through November 30, 2001

                                   Attachment
                   Notes to November Monthly Operating Report

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its-assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

The accounts of the Debtor contain the accounts of two discrete accounting companies maintained on the Debtor's computer system. Therefore, the Debtor's balance sheet consists of the accounts contained on both Attachments 5-1 and 5-2, and the Debtor's income statement consists of the accounts contained on both Attachments 4-1 and 4-2.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax. assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter l proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.